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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 23, 1999

                      ANWORTH MORTGAGE ASSET CORPORATION
            (Exact name of registrant as specified in its charter)

           MARYLAND                  001-13709               53-2059785
       (State or other        (Commission File Number)    (I.R.S. Employer
       jurisdiction of                                   Identification No.)
incorporation or organization)

          1299 Ocean Avenue, #200 Santa Monica, CA           90401
          (Address of principal executive officer)         (Zip Code)

                                (310) 394-0115
                        (Registrant's telephone number)


        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Form 8-K

CURRENT REPORT DATED SEPTEMBER 24, 1999

ANWORTH MORTGAGE ASSET CORPORATION

Item 4.  Change in Registrant's Certifying Accountant.

On September 23, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Company. McGladrey resigned pursuant to their agreement to sell their investment management practice to PricewaterhouseCoopers LLP (PwC). Three partners and twenty-two professionals, including the partner and staff previously serving the Company, have joined PwC.

The report of McGladrey on the financial statements of the Company for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's past fiscal period ended December 31, 1998 was the Company's initial period of operation.

During the Company's most recent fiscal year and subsequent interim period preceding the termination of McGladrey, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

None of the reportable events listed in Item 304 (a) (1) (v) of Regulation S-K occurred with respect to the Company during the Company's most recent fiscal year and the subsequent interim period preceding the termination of McGladrey.

On September 20, 1999, the Company, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

During the Company's most recent fiscal year and the subsequent interim period preceding the engagement of PwC, neither the Company nor anyone on its behalf consulted PwC regarding the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice concerning same was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

        ( c )   Exhibits

                  1. Letter of McGladrey & Pullen, LLP, dated, September 23, 1999, to the Securities and Exchange Commission.
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(McGladrey & Pullen, LLP letterhead and logo)

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

We were previously the independent accountants for Anworth Mortgage Asset Corporation, and on January 9, 1999 we reported on the financial statements of Anworth Mortgage Asset Corporation as of December 31, 1998 and for the period March 17, 1998 (commencement of operations) through December 31, 1998. On September 23, 1999 we resigned as independent accountants of Anworth Mortgage Asset Corporation. We have read Anworth Mortgage Asset Corporation's statements included in Item 4 of its Form 8-K for September 24, 1999 and we agree with such statements.


New York, New York                                       McGladrey & Pullen, LLP
September 24, 1999
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ANWORTH MORTGAGE ASSET CORPORATION

CURRENT REPORT DATED SEPTEMBER 24, 1999

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANWORTH  MORTGAGE ASSET CORPORATION
(Registrant)



Date:  September 24, 1999          /s/ Pamela J. Watson
                                  -----------------------
                                       Pamela J. Watson
                                       Chief Financial Officer and Treasurer
                                       (principal accounting officer)